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                                                                   EXHIBIT 10.01

                     SECURED FULL RECOURSE PROMISSORY NOTE


                              San Diego, California


$---------------------                               --------------------, -----
[ADD TOTAL PRINCIPAL]                                [ADD EFFECTIVE DATE]

Reference is made to that certain STOCK OPTION EXERCISE AGREEMENT (the "PURCHASE AGREEMENT") of even date herewith, by and between the undersigned (the "PURCHASER") and HNC Software, Inc., a Delaware corporation (the "COMPANY"), issued to Purchaser under a stock plan of the Company or any of its subsidiaries or companies acquired by the Company through merger or otherwise (each of such plans is referred to herein as "PLAN"). This Secured Full Recourse Promissory Note (the "NOTE") is being tendered by Purchaser to the Company as PART OF the total purchase price of the Shares (as defined below) pursuant to the Purchase Agreement.

               1. OBLIGATION. In exchange for the issuance to the Purchaser pursuant to the Purchase Agreement of _______ shares of the Company's Common Stock (the "SHARES"), receipt of which is hereby acknowledged, Purchaser hereby promises to pay to the order of the Company on or before the earliest of a) the sale of the Shares pledged pursuant to a Stock Pledge Agreement dated of even date herewith between the Company and Purchaser (the "PLEDGE AGREEMENT"); b) the expiration date of the stock option agreement pursuant to which the Purchase Agreement is executed; c) the Purchaser's termination of employment or other service with the Company; or d) December 31, 2000, at the Company's principal place of business located at 5935 Cornerstone Ct. W. San Diego, CA 92121 or at such other place as the Company may direct, the principal sum of ________________________ Dollars ($__________) together with interest compounded monthly on the unpaid principal at the rate of nine percent (9%), which rate is not less than the minimum rate established pursuant to Section 1274(d) of the Internal Revenue Code of 1986, as amended, on the earliest date on which there was a binding contract in writing for the purchase of the Shares; provided, however, that the rate at which interest will accrue on unpaid principal under this Note will not exceed the highest rate permitted by applicable law. All payments hereunder shall be made in lawful tender of the United States.

               2. SECURITY. Performance of Purchaser's obligations under this
Note is secured by a security interest in the Shares granted to the Company by Purchaser under the Pledge Agreement. If the Purchaser is not an employee or director of the Company or subsidiary of Company, Purchase must pledge other collateral acceptable to Company.

               3. EVENTS OF DEFAULT. Purchaser will be deemed to be in default under this Note upon the occurrence of any of the following events (each an "EVENT OF DEFAULT"): (i) upon Purchaser's failure to make any payment when due under this Note; (ii) Purchaser's service with the Company or subsidiary has ended (as set forth in the Plan); (iii) the failure of any representation or warranty in the Pledge Agreement to have been true, the failure of Purchaser to perform any obligation under the Pledge Agreement, or upon any other breach by the Purchaser of the Pledge Agreement; (iv) any voluntary or involuntary transfer of any of the Shares or any interest therein (except a transfer to the Company); (v) upon the filing regarding the Purchaser of any voluntary or involuntary petition for relief under the United States Bankruptcy Code or the initiation of any proceeding under federal law or law of any other jurisdiction for the general relief of debtors; or (vi) upon the execution by Purchaser of an assignment for the benefit of creditors or the appointment of a receiver, custodian, trustee or similar party to take possession of Purchaser's assets or property.

               4. ACCELERATION; REMEDIES ON DEFAULT. Upon the occurrence of any Event of Default, at the option of the Company, all principal and other amounts owed under this Note shall become immediately due and payable without notice or demand on the part of the Company, and the Company


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will have, in addition to its rights and remedies under this Note, the Pledge
Agreement, full recourse against any real, personal, tangible or intangible assets of Purchaser, and may pursue any legal or equitable remedies that are available to it. In full or partial payment of any amounts due under this Note in the event of Default, Purchaser expressly authorizes the Company to withhold up to a) 25% of the amount of each of Purchaser's paycheck or bonus from Company (after other reductions for taxes and benefits); b) 100% of any expense reimbursement; or c) 100% of any bonus payable (after other reductions for taxes and benefits) with respect to the distribution of of Retek shares to stock holders of record on September 15, 2000. BY SIGNING THIS NOTE, PURCHASER EXPRESSLY ACKNOWLEDGES THAT THE PAYMENT OF ANY CASH BONUS TO WHICH PURCHASER MAY BECOME ENTITLED IN CONNECTION WITH THE RETEK DISTRIBUTION REFERRED TO IN c) IN THE PRECEDING SENTENCE WILL BE DEFERRED UNTIL AFTER DECEMBER 31, 2000 AND THAT IN THE EVENT OF DEFAULT UNDER THIS NOTE, PURCHASER EXPRESSLY AUTHORIZES THE COMPANY TO OFFSET AS PROVIDED IN c) ABOVE.

               5. RESERVED.

               6. PREPAYMENT. Prepayment of principal and/or other amounts owed under this Note may be made at any time without penalty. Unless otherwise agreed in writing by the Company, each payment will be applied to the extent of available funds from such payment in the following order: (i) first to the accrued and unpaid costs and expenses under the Note or the Pledge Agreement,
(ii) then to accrued but unpaid interest, and (iii) lastly to the outstanding principal.

               7. GOVERNING LAW; WAIVER. The validity, construction and performance of this Note will be governed by the internal laws of the State of California, excluding that body of law pertaining to conflicts of law. Purchaser hereby waives presentment, notice of non-payment, notice of dishonor, protest, demand and diligence.

               8. ATTORNEYS' FEES. If suit is brought for collection of this Note, Purchaser agrees to pay all reasonable expenses, including attorneys' fees, incurred by the holder in connection therewith whether or not such suit is prosecuted to judgment.

               IN WITNESS WHEREOF, Purchaser has executed this Note as of the date and year first above written.




-----------------------------------        -------------------------------------
Purchaser's Name [type or print]           Purchaser's Signature





   [SIGNATURE PAGE TO HNC SOFTWARE INC. SECURED FULL RECOURSE PROMISSORY NOTE]


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                             STOCK PLEDGE AGREEMENT


               This Stock Pledge Agreement (the "PLEDGE AGREEMENT") is made and entered into as of _______________, _____ [INSERT DATE] between HNC Software, Inc., a Delaware corporation (the "COMPANY"), and _____________ (the "PLEDGOR"). Capitalized terms that are not defined herein shall have the meanings ascribed to them in the Secured Full Recourse Promissory Note of even date herewith delivered by Pledgor to the Company (the "NOTE").

                                 R E C I T A L S

               A. In exchange for delivery of the Note to the Company, the Company has issued and sold to Pledgor ________ shares of its Common Stock, $0.001 par value per share, (the "SHARES") pursuant to the terms and conditions of that certain Purchase Agreement.

               B. Pledgor has agreed that repayment of the Note will be secured by the pledge of the Shares pursuant to this Pledge Agreement.

               NOW, THEREFORE, the parties agree as follows:

               1. CREATION OF SECURITY INTEREST. Pursuant to the provisions of the California Commercial Code, Pledgor hereby grants to the Company, and the Company hereby accepts, a first and present security interest in (i) the Shares,
(ii) all Dividends (as defined in Section 5 hereof), (iii) all Additional Securities (as defined in Section 6 hereof), to secure payment of the Note and performance of all Pledgor's obligations under this Pledge Agreement. Pledgor herewith delivers to the Company Common Stock certificate(s) No(s). __________, representing all the Shares, together with one or more stock power(s) for each certificate so delivered in the form attached as an Exhibit to the Purchase Agreement, duly executed (with the date and number of shares left blank) by Pledgor and Pledgor's spouse, if any and (iv) such other property acceptable to Company if Purchaser is not an employee or director of the Company or subsidiary of Company. For purposes of this Pledge Agreement, the Shares, all Dividends, and all Additional Securities will hereinafter be collectively referred to as the "COLLATERAL." Pledgor agrees that the Collateral will be deposited with and held by the Escrow Holder (as defined in the below) and that, notwithstanding anything to the contrary in the Purchase Agreement, for purposes of carrying out the provisions of this Pledge Agreement, Escrow Holder will act solely for the Company as its agent.

               2. REPRESENTATIONS AND WARRANTIES AND COVENANTS REGARDING COLLATERAL. Pledgor hereby represents and warrants to the Company that Pledgor has good title (both record and beneficial) to the Collateral, free and clear of all claims, pledges, security interests, liens or encumbrances of every nature whatsoever, and that Pledgor has the right to pledge and grant the Company the security interest in the Collateral granted under this Pledge Agreement. Pledgor further agrees that, until all sums due under the Note have been paid in full, and all of Purchaser's obligations under this Pledge Agreement have been performed, Purchaser will not, without the Company's prior written consent, (i) sell, assign or transfer, or attempt to sell, assign or transfer, any of the Collateral, or (ii) grant or create, or attempt to grant or create, any security interest, lien, pledge, claim or other encumbrance with respect to any of the Collateral or (iii) suffer or permit to continue upon any of the Collateral during the term of this Pledge Agreement, an attachment, levy, execution or statutory lien.

               3. RIGHTS ON DEFAULT. Upon an occurrence of an Event of Default under the Note, the Company will have full power to sell, assign and deliver or otherwise dispose the whole or any part of the Collateral at any broker's exchange or elsewhere, at public or private sale, at the option of the


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Company, in order to satisfy any part of the obligations of Pledgor now existing or hereinafter arising under the Note or under this Pledge Agreement. On any such sale, the Company or its assigns may purchase all or any part of the Collateral. In addition, at its sole option, the Company may elect to retain all the Collateral in full satisfaction of Pledgor's obligation under the Note, in accordance with the provisions and procedures set forth in the California
Uniform Commercial Code. Pledgor agrees at the Company's request, to cooperate with the Company in connection with the disposition of any and all of the Collateral and to execute and deliver any documents which the Company shall reasonably request to permit disposition of the Collateral.

               4. ADDITIONAL REMEDIES. The rights and remedies granted to the Company herein upon an Event of Default will be in addition to all the rights, powers and remedies of the Company under the California Uniform Commercial Code and applicable law and such rights, powers and remedies will be exercisable by the Company with respect to all of the Collateral. Pledgor agrees that the Company's reasonable expenses of holding the Collateral, preparing it for resale or other disposition, and selling or otherwise disposing of the Collateral, including attorneys' fees and other legal expenses, will be deducted from the proceeds of any sale or other disposition and will be included in the amounts Pledgor must tender to redeem the Collateral. All rights, powers and remedies of the Company will be cumulative and not alternative. Any forbearance or failure or delay by the Company in exercising any right, power or remedy hereunder will not be deemed to be a waiver of any such right, power or remedy and any single or partial exercise of any such right, power or remedy hereunder will not preclude the further exercise thereof.

               5. DIVIDENDS; VOTING. All dividends hereinafter declared on or payable with respect to any Collateral during the term of this Pledge Agreement (excluding only ordinary cash dividends, which will be payable to Pledgor so long as no Event of Default has occurred under the Note) (the "DIVIDENDS") will be immediately delivered to the Company to be held in pledge under this Pledge Agreement. Notwithstanding this Pledge Agreement, so long as Pledgor owns the Shares and no Event of Default has occurred under the Note, Pledgor will be entitled to vote any shares comprising the Collateral, subject to any proxies granted by Pledgor.

               6. ADJUSTMENTS. In the event that during the term of this Pledge Agreement, any stock dividend, reclassification, readjustment, stock split or other change is declared or made with respect to the Collateral, or if warrants or any other rights, options or securities are issued in respect of the Collateral, (the "ADDITIONAL SECURITIES") then all new, substituted and/or additional shares or other securities issued by reason of such change or by reason of the exercise of such warrants, rights, options or securities, will be (if delivered to Pledgor, immediately surrendered to the Company and) pledged to the Company to be held under the terms of this Pledge Agreement as and in the same manner as the Collateral is held hereunder.

               7. ESCROW HOLDER. The Escrow Holder shall be the Company or its designee.

               8. REDELIVERY OF COLLATERAL; NO RELEASE FOR PARTIAL PAYMENT.

                      (a) Until all obligations of Pledgor under the Note and under this Pledge Agreement have been satisfied in full, all Collateral will continue to be held in pledge under this Pledge Agreement

                      (b) Upon performance of all Pledgor's obligations under the Note and this Pledge Agreement, and subject to the terms and conditions of the Purchase Agreement, the Company will immediately redeliver the Collateral to Pledgor and this Pledge Agreement will terminate.

               9. FURTHER ASSURANCES. Pledgor shall, at the Company's request, execute and deliver such further documents and take such further actions as the Company shall reasonably request to perfect and maintain the Company's security interest in the Collateral, or in any part thereof.


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               10. SUCCESSORS AND ASSIGNS. This Pledge Agreement will inure to the benefit of the respective heirs, personal representatives, successors and assigns of the parties hereto.

               11. GOVERNING LAW; SEVERABILITY. This Pledge Agreement will be governed by and construed in accordance with the internal laws of the State of California, excluding that body of law relating to conflicts of law. Should one or more of the provisions of this Pledge Agreement be determined by a court of law to be illegal or unenforceable, the other provisions nevertheless will remain effective and will be enforceable.

               12. MODIFICATION; ENTIRE AGREEMENT. This Pledge Agreement will not be amended without the written consent of both parties hereto. This Pledge Agreement, together with the Note constitute the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and understandings related to such subject matter.


               IN WITNESS WHEREOF, the parties hereto have executed this Pledge Agreement as of the date and year first above written.


HNC SOFTWARE INC.                      PLEDGOR


By:
   --------------------------------    ----------------------------------------
                                       (Signature)

-----------------------------------    ----------------------------------------
(Please print name)                    (Please print name)

-----------------------------------
(Please print title)




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                                    EXHIBIT 1


                           STOCK POWER AND ASSIGNMENT
                         SEPARATE FROM STOCK CERTIFICATE


        FOR VALUE RECEIVED and pursuant to that certain Stock Option Exercise Agreement No. ________ dated as of _______________, _____, (the "AGREEMENT"), the undersigned hereby sells, assigns and transfers unto _______________________________, __________ shares of the Common Stock, $0.001 par value per share, of HNC Software, Inc., a Delaware corporation (the "COMPANY"), standing in the undersigned's name on the books of the Company represented by Certificate No(s). ______ delivered herewith, and does hereby irrevocably constitute and appoint the Secretary of the Company as the undersigned's attorney-in-fact, with full power of substitution, to transfer said stock on the books of the Company. THIS ASSIGNMENT MAY ONLY BE USED AS AUTHORIZED BY THE AGREEMENT AND ANY EXHIBITS THERETO.


Dated:  _______________, _____


                                         PURCHASER


                                         ---------------------------------------
                                         (Signature)


                                         ---------------------------------------
                                         (Please Print Name)


                                         ---------------------------------------
                                         (Spouse's Signature, if any)


                                         ---------------------------------------
                                         (Please Print Spouse's Name)



                                         [ ] Check this box if you do not have a
                                             spouse.



INSTRUCTIONS TO PURCHASER: Please do not fill in any blanks other than the signature line. The purpose of this Stock Power and Assignment is to enable the Company to acquire the shares upon a default under Purchaser's Note without requiring additional signatures on the part of the Purchaser or Purchaser's Spouse.


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                                    EXHIBIT 2

                                 SPOUSE CONSENT


        The undersigned spouse of ______________________________ (the
"PURCHASER") has read, understands, and hereby approves the Stock Option Exercise Agreement between Purchaser and the Company (the "AGREEMENT"). In consideration of the Company's granting my spouse the right to purchase the Shares as set forth in the Agreement, the undersigned hereby agrees to be irrevocably bound by the Agreement and further agrees that any community property interest I may have in the Shares shall similarly be bound by the Agreement. The undersigned hereby appoints Purchaser as my attorney-in-fact with respect to any amendment or exercise of any rights under the Agreement.



Date:
     ------------------------------

                                             -----------------------------------
                                             Print Name of Purchaser's Spouse


                                             -----------------------------------
                                             Signature of Purchaser's Spouse


                                   Address:
                                             -----------------------------------

                                             -----------------------------------

                                             -----------------------------------